Exhibit 10.7

                    AMERIMMUNE PHARMACEUTICALS, INC.
                       WARRANT PURCHASE AGREEMENT

     THIS WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of July 13, 2001, by and among Amerimmune Pharmaceuticals, Inc., a Colorado corporation (the "Company"), and MAYA LLC, a Nevada limited liability company (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF WARRANTS.

          1.1 APPRAISAL; NUMBER OF WARRANT SHARES. As further described in Sections 1.2 and 1.3 hereof, the Investor will purchase an Initial Warrant for $125,000 and will be entitled to purchase Additional Warrants in up to three (3) separate closings of no less than $125,000 per closing. Each Warrant shall have an exercise price of $0.20 per share of common stock (each a "Warrant Share") and the Warrants shall be for that aggregate number of Warrant Shares such that the aggregate value of the Warrants (assuming that Investor purchases all of the Additional Warrants) shall be $500,000, as determined by a valuation to be conducted by an independent valuation consultant selected by the Investor and reasonably acceptable to the Company and calculated in accordance with customary derivative security appraisal standards (the "Appraisal"). The Company and the Investor acknowledge that the Appraisal will likely be stated as a range between two prices per Warrant Share (rather than one price), and in that event the parties agree to apply that price in the range that would provide for the greatest number of Warrant Shares into which each Warrant may be exercised (i.e., the lowest price in the Appraisal range). The Company shall pay for all costs of the Appraisal.

          1.2 SALE AND ISSUANCE OF THE INITIAL WARRANT. Upon completion of the Appraisal, and subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor a warrant to purchase common stock of the Company in the form attached hereto as Exhibit A (the "Initial Warrant"). The number of Warrant Shares into which the Initial Warrant may be exercised shall be determined by the Appraisal referenced in Section 1.1. Simultaneous with the issuance of the Initial Warrant, the Investor shall pay the Company the purchase price for the Initial Warrant of $125,000 in cash; provided that the Investor may choose to pay to the Company the purchase price for the Initial Warrant prior to the completion of the Appraisal, on the condition that the Initial Warrant be issued within two (2) business days of the completion of the Appraisal.

          1.3 SALE AND ISSUANCE OF THE ADDITIONAL WARRANTS. Subject to the terms and conditions of this Agreement, the Investor shall have the option, but not the obligation, to purchase additional warrants (the "Additional Warrants" and collectively with the Initial Warrant, the "Warrants") in the same form as the Initial Warrant. The Additional Warrants shall be purchasable by the Investor in up to three (3) separate closings of no less than $125,000 per closing during the 12-month period following the date first set forth above. The number of Warrant Shares into which each Additional Warrant may be exercised shall have been determined by the Appraisal referenced in Section 1.1. If the Investor elects to purchase an Additional Warrant, he shall provide the Company with five (5) business days' advance notice of the date that Investor will make the required payment in exchange for his receipt of such Additional Warrant.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as follows:

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          2.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company
is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

          2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Warrant being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of
specific performance, injunctive relief, or other equitable remedies.   The
Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to issue and sell the Warrants, to issue the Common Stock upon exercise of the Warrants and to carry out and perform its obligations under the terms of the Agreement.

     2.3 VALID ISSUANCE OF WARRANTS. The Warrants, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. The Warrant Shares, when issued upon exercise of any Warrant, will be duly and validly issued, fully paid and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws

     2.4 BROKERS. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and Warrants that:

     3.1 AUTHORIZATION. The Investor has full power and authority to enter into this Agreement, and the Agreement constitutes his valid and legally binding obligation, enforceable in accordance with its terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2 ACCREDITED INVESTOR. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

     3.3 RESTRICTED SECURITIES. Such Investor understands that the Warrant it is purchasing and the Warrant Shares into which the Warrants are exercisable are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act or pursuant to an exemption from such registration.

     3.4 LEGENDS. It is understood that the certificates evidencing any Warrant Shares issued upon exercise of a Warrant may bear the following legend:

          "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and applicable state law or an opinion of counsel satisfactory to the Company that such registration is not required."

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4.   MISCELLANEOUS.

     4.1 SURVIVAL. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     4.2 SUCCESSORS AND ASSIGNS. The Investor shall have the right to assign his rights hereunder without the consent of the Company. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Warrants or Warrant Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     4.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

     4.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     4.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon delivery by overnight mail, personal delivery to the party to be notified, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     4.7 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     4.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties to this Agreement.

     4.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     4.10 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   -3-
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AMERIMMUNE PHARMACEUTICALS, INC.,       MAYA LLC,
a Colorado corporation                  a Nevada limited liability company

By:  /s/ O.B. Parrish                   By:   /s/ Rex H. Lewis
     ----------------                         ----------------
Name: O.B. Parrish                      Rex H. Lewis, Manager
Title: Chairman of the Board










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
EXHIBIT A




                             FORM OF WARRANT
                             ---------------






[Please see attached]




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THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH WARRANTS AND SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 WARRANT
                          TO PURCHASE SHARES OF
                             COMMON STOCK OF
                    AMERIMMUNE PHARMACEUTICALS, INC.

                                                       Dated ____________

HOLDER: _______________________________________

NUMBER OF SHARES: _____________________________

     THIS CERTIFIES THAT, for good and valuable consideration, the above referenced holder ("Holder"), or its assigns, is entitled to subscribe for and purchase from AMERIMMUNE PHARMACEUTICALS, INC., a Colorado corporation (the "Company"), at any time commencing on the date of this Warrant and ending at the close of business ten (10) years from the date of issuance, the number of fully paid and nonassessable shares of the Common Stock of the Company set forth above at an exercise price of twenty cents ($0.20) per share (the "Warrant Exercise Price"), subject to the adjustment
provisions of Sections 5 and 6 of this Warrant.   The shares which may be
acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" includes any party who acquires all or a part of this Warrant as a transferee of Holder; the term "Common Stock" means and includes the Company's presently authorized Common Stock, $0.05 par value.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE; TRANSFERABILITY.

          (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to any fractional shares of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with payment of the Warrant Exercise Price for such shares (i) in cash, by check or by wire transfer of federal funds, (ii) on a cashless basis in accordance with the provisions of Section 11 of this Warrant, or (iii) by a combination of the methods specified in clauses (a) and (b). Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, credit to the Holder to finance payment of the purchase price on such terms as may be approved by the Board of Directors of the Company.

          (b) This Warrant may not be sold, transferred, assigned, hypothecated or divided except as provided in Section 9 hereof.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 9 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if Holder shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

     3.   ISSUANCE OF THE WARRANT SHARES.

          (a) The Company agrees that the Warrant Shares shall be and will be deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as provided herein. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 90 calendar days from the date the Company delivers to the Holder written notice of the availability of any registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties and agreements as maybe required solely to comply with the exemptions relied upon by the Company, or any registrations made, for the issuance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. RESTRICTIONS ON ISSUANCE AND TRANSFER OF SHARES. Shares of Common Stock acquired pursuant to the exercise of this Warrant which are not registered under the Securities Act of 1933, as amended (the "Act"), shall be subject to restrictions on transfer and as required by applicable state and/or federal securities laws. Any unregistered shares acquired by exercise of this Warrant shall bear a legend referring to the restrictions and limitations of this Section. The Company may impose stop transfer instructions to implement such restrictions and limitations.

     6. ANTI-DILUTION ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment as follows:

          (a) In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock or other securities, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) issue, by reclassification of its Common Stock, shares of its capital stock or other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares, shares of its capital stock and other securities of the Company which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 6(a) shall become effective immediately after the effective date of such event.

          (b) In case the Company shall issue rights, options, warrants or convertible securities to holders of its Common Stock, without any charge to such holders, containing the right to subscribe for or purchase Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately upon issuance of such rights, options,
     warrants or convertible securities.   In the event of such adjustment,
     corresponding adjustments shall be made to the Warrant Exercise Price.

          (c) In case the Company shall distribute to holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of current earnings made in the ordinary course of business consistent with past practices), then in each case the number of Warrant shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the then Market Price (as defined below) on the date of such distribution, and of which the denominator shall be such Market Price on such date minus the then fair value (determined as provided in subsection 6(e) below) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution. In the event of any such adjustment, the number of shares of Common Stock subject to the Warrant shall also be adjusted and shall be that number determined by multiplying the number of shares of Common Stock issuable upon exercise before the adjustment by a fraction, the numerator of which shall be the Warrant Exercise Price in effect immediately before the adjustment and the denominator of which shall be the Warrant Exercise Price as so adjusted.

          (d) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Warrant Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.

          (e) In case the Company shall sell or issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock at a price per share of Common Stock (determined, in the case of such rights, options, warrants, or convertible or exchangeable securities, by dividing (X) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion, or exchange thereof, by (Y) the total number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) that is lower than the Warrant Exercise Price, then the Warrant Exercise Price shall be adjusted so that it shall equal the price per share of Common Stock at which such Common Stock or other securities were sold or issued. Such adjustment shall be made successively whenever such a sale or issuance occurs. In the event of any such adjustment, the number of shares of Common Stock subject to the Warrant shall also be adjusted and shall be that number determined by multiplying the number of shares of Common Stock issuable upon exercise before the adjustment by a fraction, the numerator of which shall be the Warrant Exercise Price in effect immediately before the adjustment and the denominator of which shall be the Warrant Exercise Price as so adjusted. For the purposes of adjustments, the shares of Common Stock which the holder of any such rights, options, warrants, or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of the sale or issuance of the rights, warrants, or convertible or exchangeable securities and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertble or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell or issue shares of Common Stock or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Company," the Board of Directors of the Company shall determine, in good faith, the fair value of said property. PROVIDED, that there shall be no adjustment due to the recoupment by the Company of any number of the Company's shares of Common Stock from Three R Associates, Inc. ("3R") or Joseph J. McCann, Jr., an agent of 3R.

          (f) Upon any adjustment of the Warrant Exercise Price and the number of Warrant Shares subject to this Warrant, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     Whenever the Company's Board of Directors determines the fair market value as stated in Section 6(e) above or Section 10 below and the Holder disagrees, the Holder may, within 60 days of receipt of such notice of determination, require the Company to deliver a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (which may be the regular auditors of the Company) recomputing the Exercise Price and the number of Warrant Shares after the adjustment or the effect of the modification and a brief statement of the firm's manner of recomputing the same. Such recomputation shall be binding upon the Company and the Holder. The cost of obtaining the second certificate shall be borne by the Company unless the recomputation is the same as or less favorable to the Holder than the Company's initial computation, in which case the cost of obtaining the second certificate shall be borne by the Holder.

     7. MERGER, REORGANIZATION OR CONSOLIDATION. In any case in which a transaction would result in a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other unrelated corporation or other entity in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another unrelated corporation or other entity (all such transactions being referred to herein as a "Reorganization"), the surviving corporation or other entity shall be required to assume the Warrant or to issue substitute warrants in place thereof which substitute warrants shall provide for terms at least as favorable to the Warrantholders as contained in this Warrant and shall provide the

Warrantholder the right to acquire the kind and amount of shares and other securities and property which the Warrantholder would have owned or been entitled to receive had the Warrants been exercised immediately prior to such Reorganization.

     8. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     9.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

          (a) The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on the Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company or the Holder for the transfer or disposition of the Warrant or Warrant Shares.

          (b) If in the opinion of counsel referred to in this Section 9, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 9 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder.

     10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term"Market Price" with respect to shares of Common Stock of any class or series means the average of the last reported sale prices or, if none, the average of the last reported closing bid and asked prices on any national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market, or NASD OTC Bulletin Board over the five (5) trading days immediately preceding the determination date. If the Company's Common Stock is not listed on a national securities exchange or quoted on Nasdaq or the OTC Bulletin Board, the Market Price shall be the average of the last reported closing bid and asked prices as reported in the "pink sheets" or other standard compilation of quotations by market makers in the over-the-counter market over the five consecutive trading days immediately prior to the determination date. In the event that no quotations are available, the "Market Price" shall be the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

     11. RIGHT TO CONVERT WARRANT INTO COMMON STOCK; NET ISSUANCE. In addition to any other methods of payment set forth in Section 1(a) above and in lieu of any cash payment required thereunder, unless otherwise prohibited by law, the Holder shall have the right at any time, when exercisable, and from time to time to exercise this Warrant in full or in part (i) by receiving from the Company the number of Warrant Shares equal to the number of Warrant shares otherwise issuable upon such exercise less the number of Warrant Shares having an aggregate value on the date of exercise equal to the Warrant Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. For purposes hereof, the "value" of a share of Common Stock on a given date shall equal to the Market Price on such date as defined in Section 10 of this Agreement.

     12. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable; and

          (c) The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the articles of incorporation, by-laws or other organizational documents of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

     13. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or when delivery thereof is refused. In the case of Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company unless Holder shall notify the Company that notices and communications should be sent to a different address (or telex or facsimile number) in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by Holder.

     14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

     15.  GENERAL PROVISIONS.

          (a) This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.


          (b) Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

          (c) If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

          (d) This Agreement may not be modified, extended, renewed or substituted without an amendment or other agreement in writing signed by the parties to this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as the date first specified above.

                              AMERIMMUNE PHARMACEUTICALS, INC.


                              By:______________________________________

                              Name:

                              Title:

ATTEST:


By:________________________________________

Name:

Title:

                    AMERIMMUNE PHARMACEUTICALS, INC.

                         WARRANT EXERCISE NOTICE

              (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

     The undersigned Holder of the foregoing Warrant hereby irrevocably elects to exercise the right, represented by such Warrant, to purchase ________ shares of the Common Stock, _____ par value, of AMERIMMUNE PHARMACEUTICALS, INC. and tenders herewith payment in accordance with
Section 1 of said Warrant as follows:


          _____ shares for CASH:   $ _______________________


          _____ shares for CASHLESS EXERCISE (pursuant to Section 11 of the Warrant)

     Please deliver the stock certificate to the address set forth below. In addition, if the number of shares being purchased pursuant to this exercise is less than the all of the shares purchasable under this Warrant, please return to such address either (1) the Warrant marked to reflect the remaining balance of shares purchasable thereunder or (2) a newly issued Warrant in the name of the undersigned for such remaining balance of shares purchasable thereunder.

Dated: ____________________________

Name of Warrant Holder:  _______________________________________________

Tax Identification No. or
Social Security No. of Warrant Holder: _________________________________


______________________________________
(Signature)

Title:


NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND EXACTLY WITH THE NAME OF THE WARRANT HOLDER AS IT APPEARS ON THE FIRST PAGE OF THE WARRANT OR ON A DULY EXECUTED WARRANT ASSIGNMENT.

                    AMERIMMUNE PHARMACEUTICALS, INC.

                           WARRANT ASSIGNMENT

              (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________, the
assignee, whose address is ______________________________________________, and whose tax identification or social security number is __________________,the right represented by the foregoing Warrant to purchase ___________________shares of the Common Stock of AMERIMMUNE PHARMACEUTICALS, INC., to which the foregoing Warrant relates and appoints ___________________ attorney to transfer said right on the books of Amerimmune Pharmaceuticals, Inc., with full power of substitution in the premises. If the number of shares assigned is less than all of the shares purchasable under the Warrant, anew Warrant will be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.

Dated: ____________________________

Name of Warrant Holder/Assignor: _______________________________________
                                    (Please print)


______________________________________
(Signature)
Title:

Address of Warrant Holder/Assignor:  ______________________________________

                                    _______________________________________

                                    _______________________________________

Tax Identification No. or Social Security No. of
Warrant Holder/Assignor:  _________________________________________________

NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND EXACTLY WITH THE NAME OF THE WARRANT HOLDER AS IT APPEARS ON THE FIRST PAGE OF THE WARRANT OR ON A DULY EXECUTED ASSIGNMENT FORM.